                                                                     EXHIBIT 1.1


                               10,000,000 Shares

                      COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           (a Delaware corporation)

                                 Common Stock
                          (Par Value $.05 Per Share)


                              PURCHASE AGREEMENT
                              ------------------


                                                             _____________, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.
  as Representatives of the several Underwriters
c/o  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     North Tower
     World Financial Center
     New York, New York  10281-1209

Dear Sirs:

     Countrywide Credit Industries, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch, Goldman, Sachs & Co., Lehman Brothers Inc., Salomon Brothers Inc, Alex. Brown & Sons Incorporated and Dean Witter Reynolds Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.05 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in

Section 2(b) hereof to purchase all or any part of 1,500,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 10,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 1,500,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities".

     Prior to the purchase and public offering of the Securities by the several Underwriters, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-59559) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act") of certain securities, including the Securities (collectively, the "Registered Securities") and the offering thereof from time to time in accordance with Rule 415 under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such Registration Statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations through the date hereof, is hereinafter referred to as the "Registration Statement". The Company proposes to file with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations the Prospectus Supplement (as defined in Section 3(i) hereof) relating to the Securities and the prospectus dated __________, 1995 (the "Base Prospectus") relating to the Registered Securities, and has previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date of the Pricing Agreement (being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein through the date of the Pricing Agreement, are hereinafter referred to as the "Prospectus", except that if any revised prospectus or prospectus supplement shall be provided

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

to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained", "included", "stated", "described" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the 1933 Act Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) under the 1933 Act Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 33-59559) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Pricing Agreement has been executed and delivered.

     Section 1.  Representations and Warranties.  (a)  The Company represents
                 ------------------------------
and warrants to each Underwriter as of the date hereof, as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") and as of the Closing Time referred to in Section 2(c) hereof, and agrees with each Underwriter, as follows:

          (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations. The Registration Statement and the Base Prospectus, at the time the Registration Statement became effective, complied in all material respects with the requirements of the

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

     1933 Act and the 1933 Act Regulations (including Rule 415(a) of the 1933 Act Regulations), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the representations and warranties in this subsection
     -------
     shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus or to those parts of the Registration Statement that constitute the Statements of Eligibility and Qualification of the Trustees under the Trust Indenture Act of 1939, as amended (the "1939 Act"), filed as exhibits to the Registration Statement (the "Forms T-1"). For purposes of this
     Section 1(a), all references to the Registration Statement, any post-effective amendments thereto and the Prospectus shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR").


         (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any post-effective amendments thereto become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (iii) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder, or is exempt therefrom.

     (b) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.
                 ------------------------------------------

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

          (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Securities shall be determined by agreement between the Representatives and the Company and, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Representatives, except that Sections 6 and 7 shall remain in effect.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,500,000 shares of Common Stock at the price per share set forth in the Pricing Agreement, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire

30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or
(ii) the Representation Date, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Fried, Frank, Harris, Shriver & Jacobson, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. (New York time) on the third business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Fried, Frank, Harris, Shriver & Jacobson, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company by certified or official bank check or checks drawn in next day funds payable to the order of the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in

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writing at least one business day before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 3:00 P.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.  Covenants of the Company.  The Company covenants with each
                 ------------------------
Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective (as and when requested by the Representatives) and, if the Company elects to rely upon Rule 430A and subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or preliminary prospectus supplement, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of or the initiation or threatening of any proceedings for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company elects to rely on Rule 434 under the 1933 Act Regulations, the Company will prepare an "abbreviated term sheet" that complies with the requirements of Rule 434 under the 1933 Act Regulations. If the Company elects not to rely on Rule 434, the Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the

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

     Commission such Prospectus in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the Pricing Agreement. If the Company elects to rely on Rule 434, the Company will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the Pricing Agreement.

          (b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall object.

          (c) The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

          (d) The Company will deliver to each Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until such time the Pricing Agreement is executed and delivered), as many copies of each preliminary prospectus and preliminary prospectus supplement as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each

     Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted and will use its best efforts to cause such post-effective amendment to be declared effective as promptly as practicable.

          (g) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect as long as may be required for the distribution of the Securities.

          (h) As soon as practicable, the Company will make generally available to its security holders and the Underwriters an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (i) Immediately following the execution of the Pricing Agreement, the Company will prepare a prospectus supplement, dated the Representation Date (the "Prospectus Supplement"), containing such information as may be required by the 1933 Act or the 1933 Act Regulations and such other information as the Underwriters and the Company deem appropriate, and will file or transmit for filing with the Commission copies of the Prospectus (including such Prospectus Supplement) in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date hereof.

          (j) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus Supplement under "Use of Proceeds".

          (k) The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

          (l) During a period of 120 days from the date of the Pricing Agreement, the Company will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (except for Common Stock issued pursuant to this Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus), or file any registration statement under the 1933 Act with respect to any of the foregoing.

          (m) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission under the 1934 Act.

     SECTION 4.  Payment of Expenses.  The Company will pay all expenses
                 -------------------
incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Pricing Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any capital duties, stamp duties and stock or other transfer taxes payable upon the sale of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, preliminary prospectus supplement and of the Prospectus and Prospectus Supplement and any amendments or supplements thereto including any abbreviated term sheet delivered by the Company pursuant to Rule 434 of the 1933 Act Regulations, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.  Conditions of Underwriters' Obligations.  The obligations of
                 ---------------------------------------
the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the several Underwriters; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing in accordance with Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

          (b)  At Closing Time the Representatives shall have received:

               (1) The favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) Each of the Company and each significant subsidiary of the Company, as defined in Rule 405 of Regulation C of the 1933 Act Regulations (individually, a "Subsidiary" and collectively, the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement (each such Subsidiary being identified on a Schedule attached thereto);

                   (ii) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus; the Securities have been duly authorized by the Company and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be fully paid and nonassessable and subject to no preemptive rights, and no holder of the Securities is or will be subject to personal liability by reason of being such a holder; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

                  (iii) The Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange;

                   (iv) To the knowledge of such counsel: (a) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and (b) there is no contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;


                    (v) The Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus and each amendment or supplement thereto (exclusive of the documents incorporated by reference therein), as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein and the Forms T-1 as to which such counsel need express no opinion) appear on their face to be responsive as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations; the Rule 434 Prospectus appears on its face to be responsive as to form to the requirements of Rule 434 of the 1933 Act Regulations in all material respects;

                   (vi) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

                  (vii) No consent, approval, authorization or order of any United States federal or New York, California or, with respect to matters arising under the Delaware General Corporation Law, Delaware court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Pricing Agreement, except such as have been obtained under the 1933 Act and the 1933 Act Regulations and such as may be required under the state securities or blue sky laws, rules or regulations of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained;

                 (viii) Neither the issue and sale of the Securities, the compliance by the Company with all the provisions of this Agreement and the Pricing Agreement, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument filed with the Commission and to which the Company or any of its Subsidiaries is a party or bound, or any decree, order or regulation (other than any federal or state securities or blue sky laws, rules or regulations) known to such counsel to be applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries;

                   (ix) To the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement or otherwise registered by the Company under the 1933 Act;

                    (x) The information in the Base Prospectus under "Description of Capital Stock -- Common Stock" and "-- Preferred Stock Purchase Rights", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and fairly presents the information disclosed therein in all material respects;

                   (xi) The documents incorporated by reference in the Prospectus (other than the financial statements and other financial and statistical data contained therein, as to which no opinion need be rendered), when they were filed with the Commission appeared on their face to be responsive as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; and

                  (xii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          Such counsel shall also state that in the course of the preparation by the Company and its counsel of the Registration Statement and Prospectus, such counsel attended conferences with certain of the officers of, and the independent public accountants for, the Company, at which the Registration Statement and Prospectus were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, except as specifically described in the opinion set forth in paragraphs (iv), (v), (x) and (xi) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Company, such counsel shall state that such counsel has no reason to believe that at the time it became effective the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time includes any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a view or belief with respect to financial statements, notes or schedules thereto, or other financial and statistical information included or incorporated by reference in the Registration Statement and Prospectus or the Forms T-1.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the State of Delaware (but only with respect to the Delaware General Corporation Law) or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b)(1) include any supplements thereto at the Closing Date.

               (2)  The favorable opinion, dated as of Closing Time, of Sandor
          E. Samuels, Esq., General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business other than jurisdictions in which the failure to so qualify, when considered in the aggregate and not individually, would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

                   (ii) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iii) The outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable;

                   (iv) Except as disclosed in or specifically contemplated by the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

               The outstanding stock options relating to the Company's Common Stock have been duly authorized and validly issued and conform to the description thereof contained in the Prospectus in all material respects;

                    (v) Neither the issue and sale of the Securities, the compliance by the Company with all the provisions of this Agreement and the Pricing Agreement, the consummation of any other of the transactions herein and therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or, to the knowledge of such counsel, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or bound, or any decree, order or regulation (other than any federal or state securities or blue sky laws, rules or regulations) known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                   (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Pricing Agreement, except such as have been obtained under the 1933 Act, the 1933 Act Regulations and such as may be required under the state securities or blue sky laws, rules or regulations of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained; and

                  (vii) To such counsel's knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws.

               (3) The favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the Underwriters, with respect to the issuance and sale of the Securities, this Agreement, the Pricing Agreement, the

          Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require.

               In giving their opinion required by this subsection, Brown & Wood shall additionally state that nothing has come to their attention that caused them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein and the Forms T-1, as to which such counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein and the Forms T-1, as to which such counsel need make no statement), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinion, Brown & Wood may rely, to the extent recited therein,
          (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable, (B) as to all matters of fact, upon certificates and written statements of officers of the Company, and (C) as to the qualification and good standing of the Company to do business in any state or jurisdiction, upon certificates of appropriate government officials.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best knowledge and information of such officer, threatened by the Commission.
     As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

          (d) At the time of execution of this Agreement, the Representatives shall have received from Grant Thornton LLP a letter, dated such date, in form and substance satisfactory to the Representatives, and substantially in the same form as the draft letter previously delivered to and approved by the Representatives.

          (e) At Closing Time the Representatives shall have received from Grant Thornton LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three days prior to Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out certain specified procedures with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          (f) At Closing Time the Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

          [(g) At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by David S. Loeb and Angelo R. Mozilo.]

          (h) At Closing Time and each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (i)  In the event the Underwriters exercise their option provided in
     Section 2 hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and the Representatives shall have received:

               (1) The favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

               (2) The favorable opinion of Sandor E. Samuels, Esq., General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

               (3) The favorable opinion of Brown & Wood, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
          Section 5(b)(3) hereof.

               (4) A certificate of the President or a Vice President of the Company and the chief financial or chief accounting officer of the Company, dated such Date of Delivery, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

               (5) A letter from Grant Thornton LLP, in form and substance satisfactory to the Representatives, dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Representatives pursuant to Section 5(e) hereof except that the "specified date" in the letter furnished pursuant to this subsection shall be a date not more than three days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notifying the

Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

     Section 6.  Indemnification.  (a)  The Company agrees to indemnify and hold
                 ---------------
harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

        (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
- --------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any

Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), and provided further, that the foregoing indemnity with respect to any
              -------- -------
untrue statement or omission or alleged untrue statement contained in or omission from any preliminary prospectus or preliminary prospectus supplement, shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter within the meaning of Section 15 of the 1933 Act) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Company shall sustain the burden of proving that such person was not sent or given, a copy of the Prospectus (or the Prospectus as amended or supplemented), at or prior to the written confirmation of the sale of such Securities to such person, and the untrue statement contained in or omission from such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d) For purposes of this Section 6, all references to the Registration Statement, any preliminary prospectus, preliminary prospectus supplement or the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copies filed with the Commission pursuant to EDGAR.

     Section 7.  Contribution.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus Supplement bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For the purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     Section 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     Section 9.  Termination of Agreement.  (a)  The Representatives may
                 ------------------------
terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date hereof shall have been lowered since that date or if any such rating agency shall have publicly announced since that date that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to your attention any facts that would cause you to believe that the Prospectus, at such time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

     Section 10.  Default by One or More of the Underwriters.  If one or more of
                  ------------------------------------------
the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time or a Date of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

     Section 11.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of Steven J. Goulart, and notices to the Company shall be directed to it at 155 N. Lake Avenue, Pasadena, California 91101, attention of the legal department.

     Section 12.  Parties.  This Agreement shall inure to the benefit of and be
                  -------
binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation other than the Underwriters and the Company and their respective successors and the controlling persons and the officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and said officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor or an assign merely by reason of such purchase.

     Section 13.  GOVERNING LAW AND TIME.  THIS AGREEMENT AND THE PRICING
                  ----------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE. UNLESS STATED OTHERWISE, ALL SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                             Very truly yours,

                                             COUNTRYWIDE CREDIT INDUSTRIES, INC.



                                             By: ______________________________
                                                 Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED



By: _____________________________________
            Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                  SCHEDULE A


                                                                      Number of
                                                                       Initial
               Name of Underwriter                                    Securities
               -------------------                                    ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated .........................

Goldman, Sachs & Co. .............................

Lehman Brothers Inc. .............................

Salomon Brothers Inc .............................

Alex. Brown & Sons Incorporated .................

Dean Witter Reynolds Inc. ........................



                                                                      __________
            Total ................................                    10,000,000
                                                                      ==========

                                                                       EXHIBIT A

                               10,000,000 Shares

                      Countrywide Credit Industries, Inc.

                           (a Delaware corporation)

                                 Common Stock

                          (Par Value $.05 Per Share)


                               PRICING AGREEMENT
                               -----------------


                                                                __________, 199_
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.
   as Representatives of the several Underwriters named in the within-mentioned Purchase Agreement
c/o  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     North Tower
     World Financial Center
     New York, New York  10281-1209

Dear Sirs:

     Reference is made to the Purchase Agreement dated __________, 199_ (the "Purchase Agreement") relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Lehman Brothers Inc., Salomon Brothers Inc, Alex. Brown & Sons Incorporated and Dean Witter Reynolds Inc. are acting as representatives (the "Representatives"), of the above shares of Common Stock (the "Securities"), of Countrywide Credit Industries, Inc., a Delaware corporation (the "Company").

     Pursuant to Section 2 of the Purchase Agreement, the Company agrees with each Underwriter as follows:

          1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $__________.

          2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $__________, being an amount equal to the initial public offering price set forth above less $__________ per share; provided that the purchase price per share for any Option Securities (as
     --------
     defined in the Purchase Agreement) purchased upon exercise of the over-allotment option described in Section 2(b) of the Purchase Agreement shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities (as defined in the Purchase Agreement) but not payable on the Option Securities.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                             Very truly yours,

                                             COUNTRYWIDE CREDIT INDUSTRIES, INC.



                                             By: ______________________________
                                                 Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED



By: _____________________________________
            Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule A to the Purchase Agreement.

                                                                       EXHIBIT B

                      Countrywide Credit Industries, Inc.
                        Public Offering of Common Stock


                                                              ____________, 199_

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.
     as Representatives of the several Underwriters named in the within-mentioned Purchase Agreement
c/o  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     North Tower
     World Financial Center
     New York, New York  10281-1209

Dear Sirs:

     This letter is being delivered to you in connection with the Purchase Agreement, dated __________, 1995 (the "Purchase Agreement"), between Countrywide Credit Industries, Inc., a Delaware corporation (the "Company"), and each of the Underwriters named in Schedule A to the Purchase Agreement, relating to an underwritten public offering of common stock, $.05 par value (the "Common Stock") of the Company.

     In order to induce you to enter into the Purchase Agreement, the undersigned agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 90 days following the day on which the Pricing Agreement (as defined in the Purchase Agreement) is executed without your prior written consent, other than shares of Common Stock disposed of as bona fide gifts. Notwithstanding anything to the contrary herein, the undersigned may pledge, grant a lien on, or otherwise hypothecate or encumber any of such shares of Common Stock.

     If for any reason the Purchase Agreement shall be terminated prior to the Closing Time (as defined in the Purchase Agreement), the agreement set forth above shall likewise be terminated.

                                        Very truly yours,

                                        [David S. Loeb]
                                        [Angelo R. Mozilo]

                                      B-2